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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           MAY 18, 2005 (MAY 12, 2005)
                Date of Report (Date of earliest event reported)

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)

          VIRGINIA                       0-24015                54-1890464
(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)

                             14040 PARK CENTER ROAD
                             HERNDON, VIRGINIA 20171

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (703) -674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Steelcloud's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Steelcloud's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Steelcloud's actual results to differ from management's current expectations are contained in Steelcloud's filings with the Securities and Exchange Commission. Steelcloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 8.01 OTHER EVENTS.

On May 18, 2005, Steelcloud, Inc. ("SteelCloud") issued a press release regarding the election of Jay M. Kaplowitz and Arthur L. Money as Class I directors, at its Annual Meeting of Shareholders held on May 12, 2005.


The press release is attached as Exhibits 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit


99.1 Press Release issued by SteelCloud dated May 18, 2005, entitled "SteelCloud Announces the Election of Two Directors at its Annual Meeting of Sharholders."

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                         STEELCLOUD, INC.

                                         By: /s/ Thomas P. Dunne
                                             -----------------------------------
                                             Thomas P. Dunne, Chief Executive
                                             Officer

May 18, 2005



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
 99.1          Press Release issued by SteelCloud, dated May 18, 2005, entitled
               "SteelCloud Announces the Election of Two Directors at its Annual
               Meeting of Shareholders."